Equitable Financial Life Insurance Company

Supplement dated June 2, 2021 to the current prospectuses and supplements to the prospectuses for:

•	Accumulator® AdvisorSM
•	Accumulator®
•	Accumulator® (IRA, NQ, QP)
•	Accumulator® PlusSM
•	Accumulator® EliteSM
•	Accumulator® SelectSM
•	Equitable Accumulator® EliteSM II
•	Equitable Accumulator® ExpressSM
•	Equitable Accumulator® SelectSM II
•	EQUI-VEST® At Retirement (For contracts issued prior to June 20, 2009)
•	Income Manager® Accumulator®
•	Income Manager® Rollover IRA

This Supplement modifies certain information in the above-referenced current prospectuses, supplements to the prospectuses and statements of additional information, as previously supplemented (together the ‘‘Prospectuses’’). You should read this Supplement in conjunction with the Prospectuses and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectuses remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectuses. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in your Prospectus.

The purpose of this Supplement is to provide you with information regarding a Portfolio merger. Please note the following:

1.	EQ/Franklin Balanced Managed Volatility

Merger

On or about June 18, 2021, subject to any necessary conditions precedent, the EQ/Franklin Balanced Managed Volatility Portfolio will be merged into the EQ/Balanced Strategy Portfolio and interests in the EQ/Balanced Strategy (1) variable investment option (the “surviving option”) will replace interests in the EQ/Franklin Balanced Managed Volatility variable investment option (the “replaced option”). We will move the assets from the replaced option into the surviving option at relative net asset value. We will also automatically direct any contributions made to the replaced option to the surviving option. Any allocation election to the replaced option will be considered as an allocation election to the surviving option. In addition, if you are enrolled in any optional rebalancing program, any election to rebalance with respect to the replaced option will be considered as a rebalancing election to the surviving option.

You may transfer your account value among the investment options, as usual. These transfers will not count against the limit (if any) on the number of transfers permitted under your contract. However, we may impose restrictions on transfers to prevent or limit disruptive transfer and other “market timing” activities by contract owners or agents of contract owners as more fully described in “Disruptive transfer activity” under “Transferring your money among investment options.” Any account value remaining in the replaced option on the merger date will be transferred to the surviving option. Please note that the Company will bear all expenses related to the merger and it will have no tax consequences for you. Please contact the customer service center referenced in your Prospectus for more information about your investment options and for information on how to transfer your account value.

(1)	The surviving option is new to your contract and will be added to the Prospectus as of the date the merger occurs.

2.	EQ/Balanced Strategy Portfolio

Portfolio Addition

Subject to any necessary conditions precedent, the EQ/Balanced Strategy Portfolio variable investment option and corresponding underlying fund portfolio will be available on or about June 18, 2021. The following disclosure for EQ/Balanced Strategy Portfolio hereby replaces the disclosure for EQ/Franklin Balanced Managed Volatility Portfolio:

EQAT Advisors Trust Portfolio Name	Objective	Investment Adviser(s) (and Sub-Adviser(s), as applicable)	Equitable Volatility Management
EQ/BALANCED STRATEGY	Seeks long-term capital appreciation and current income.	• Equitable Investment Management Group, LLC	✓
✓

This Portfolio is an EQ Managed Volatility Portfolio that includes the EQ volatility management strategy as part of its investment objective and/or principal investment strategy, and the EQ/affiliated Fund of Fund Portfolios that invest in Portfolios that use the EQ volatility management strategy. The prospectus for the Trust Portfolio contains this and other important information about the Portfolio. To obtain copies of Trust prospectus for more information about the Portfolio, please call your customer service group.

Accumulator® and EQUI-VEST® are issued by and are a registered service mark of Equitable Financial Life Insurance Company (the Company).

Co-distributed by affiliates Equitable Advisors, LLC (Equitable Financial Advisors in MI and TN) and Equitable Distributors, LLC 1290 Avenue of the Americas

New York, NY 10104

Copyright 2021 Equitable Financial Life Insurance Company. All rights reserved.

Equitable Financial Life Insurance Company

1290 Avenue of the Americas New York, NY 10104

(212) 554-1234

GW Accumulators/EV @ Retirement (04)(06) prior to 7/20/2009 contracts	catalog no. 162703
IM-36-21 (6.21)	[142781]